UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 8, 2010

OMNITEK ENGINEERING CORP.

 (Exact name of Registrant as specified in its charter)

California

(State or Other Jurisdiction of Incorporation)

000-53955	33-0984450
(Commission File Number)	(IRS Employer Identification No.)

1945 S. Rancho Santa Fe Road, San Marcos, California 92078

 (Address of principal executive offices, Zip Code)

(760) 591-0089

 (Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Dismissal of Previous Independent Accountants

On December 8, 2010, the Board of Directors of Omnitek Engineering Corp. (the “Registrant”) dismissed HJ Associates and Consultants, LLP who were the Registrant’s independent accountants responsible for the audit of the Registrant's financial statements.  This change in independent accountants did not result from any dissatisfaction with the quality of professional services rendered by HJ Associates and Consultants, LLP.

The audit reports of HJ Associates and Consultants, LLP  on the Registrant’s financial statements for the fiscal years ended December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the two most recent fiscal years prior to the date of dismissal and through December 8, 2010, the date of dismissal of HJ Associates and Consultants, LLP, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.  During the Registrant's two most recent fiscal years and through December 8, 2010, the date of dismissal, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Registrant provided HJ Associates and Consultants, LLP, with a copy of the disclosure contained herein made in response to Item 304(a) of Regulation S-K.  The Registrant requested HJ Associates and Consultants, LLP, to furnish, and HJ Associates and Consultants, LLP  have furnished to the Registrant a letter addressed to the Commission stating that it agreed with the statements made by the Registrant.  A copy of that letter is included as exhibit 16.1 to this Report on Form 8-K.

Newly Engaged Independent Accountants

On December 8, 2010, the Board of Directors of the Registrant approved the engagement of the accounting firm of Sadler, Gibb & Associates as its independent registered public accounting firm responsible for the audit of the Registrant's financial statements effective immediately.  Through December 10, 2010, neither the Registrant nor anyone on its behalf consulted Sadler, Gibb & Associates regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter re Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnitek Engineering Corp.

/s/ Werner Funk

Date:

December 16, 2010

____________________________________

By: Werner Funk

Its:  President